UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): December 7, 2004


                            Scottish Re Group Limited
             (Exact Name of Registrant as Specified in its Charter)


                                 Cayman Islands
                 (State or Other Jurisdiction of Incorporation)

        001-16855                                         N/A
 (Commission File Number)                           (I.R.S. Employer
                                                  Identification Number)

                                 (441) 295-4451
              (Registrant's Telephone Number, Including Area Code)

              P.O. Box HM 2939
 Crown House, Third Floor, 4 Par-la-Ville
                    Road
          Hamilton HM12, Bermuda                        N/A
  (Address of Principal Executive Offices)           (Zip Code)





          (Former Name or Former Address, if Changed Since Last Report)

 Item 5.02.       Departure of Directors or Principal Officers;
                  Election of Directors; Appointment of Principal Officers.

          The Board of Directors of Scottish Re Group Limited (the "Company") appointed Scott Willkomm, 39, who has been President of the Company and a member of the Company's Board of Directors since 2000, as the Chief Executive Officer of the Company. Mr. Wilkomm will succeed Michael C. French, who will remain Chairman of the Board of Directors. The changes are effective January 1, 2005. There are no arrangements pursuant to which Mr. Willkomm was appointed CEO, and there are no related party transactions between the Company and Mr. Willkomm. Additional information regarding Mr. Willkomm's business experience is set forth in the press release which is filed as Exhibit 99.1 hereto.

Item 9.01         Financial Statements and Exhibits

                 (c)      Exhibits

         Exhibit 99.1 Press Release issued by Scottish Re Group Limited on December 7, 2004

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                           SCOTTISH RE GROUP LIMITED


                           By:   /s/ Paul Goldean
                                 ----------------------------------------
                                 Paul Goldean
                                 Executive Vice President and General Counsel



Dated:  December 7, 2004

                                INDEX TO EXHIBITS


Number   Description
------   -----------

99.1     Press Release issued by Scottish Re Group Limited on December 7, 2004